Exhibit 21

Subsidiaries and Affiliates of Emerson Electric Co.
September 30, 2020

LEGAL NAME	JURISDICTION OF INCORPORATION
American Governor Company	Delaware
American Governor do Brasil Automacao e Controle Ltda	Brazil
Appleton Holding Corp.	Delaware
Appleton Group Canada, Ltd.	Ontario
Appleton Grp LLC	Delaware
Appleton Electric LLC	Delaware
Appleton Electric, S.A. de C.V.	Mexico
EGS Comercializadora Mexico, S. de R.L. de C.V.	Mexico
Nutsteel DHC B.V.	Netherlands
Nutsteel Indústria Metalúrgica Ltda	Brazil
Appleton Holding Sarl	France
ATX SAS	France
Easy Heat Europe SAS	France
EGS Mexico S. de R.L. de C.V.	Mexico
EGS Private Ltd.	Singapore
Emerson Hazardous Electrical Equipment (Shanghai) Co., Ltd.	China
GSEG LLC	Delaware
ASCO Numatics Holding, Inc.	Delaware
Aventics Corporation	Delaware
Bristol, Inc.	Delaware
Energy Solutions International Sub, LLC	Delaware
Energy Solutions International GP, LLC	Pennsylvania
Energy Solutions International Ltd.	New Brunswick
Energy Solutions International Ltd.	United Kingdom
Energy Solutions International (India) Private Limited	India
California Emerson LLC	Delaware
Computational Systems, Incorporated	Tennessee
Cooper-Atkins Corporation	Connecticut
Cooper-Atkins Pte. Ltd.	Singapore
Control Products, Inc.	Minnesota
Daniel Industries, Inc.	Delaware
Daniel Automation Company	Delaware
Daniel Industrial, Inc.	Delaware
Daniel International Limited	United Kingdom
Daniel Europe Limited	United Kingdom
Daniel Industries Limited	United Kingdom
Spectra-Tek Holdings Limited	United Kingdom
Spectra-Tek UK Limited	United Kingdom
Daniel Measurement Solutions Private Limited	India
Spectra-Tek International Limited	United Kingdom
Greenfield (UK) Limited	United Kingdom
Daniel Measurement and Control, LLC	Delaware
Metco Services Venezuela, C.A.	Venezuela
Danmasa S.A. de C.V.	Mexico
Emerson Automation Solutions Actuation Technologies Holdings, Inc.	Delaware
Emerson Process Management Valve Automation, Inc.	Delaware
Bettis Canada Ltd.	Canada
Bettis Holdings Limited	United Kingdom
Bettis UK Limited	United Kingdom
RPP, LLC	Massachusetts
Hytork International Ltd.	United Kingdom
EECO, Inc.	Delaware
Apple JV Holding Corp.	Delaware
Easy Heat, Inc.	Delaware

Emersub CV, Inc.	Delaware
Flow Control US Holding Corporation	Delaware
Emerson Final Control US Holding LLC	Texas
Emerson Automation Solutions Final Control France SARL	France
Emerson Automation Solutions Final Control Sales Holding, LLC	Delaware
Emerson Automation Solutions Final Control, LLC	Delaware
FC QSF, LLC	Delaware
The J.R. Clarkson Company LLC	Nevada
Crosby Valve, LLC	Nevada
Emerson Automation Solutions Final Control US L	Delaware
Emerson Vulcan Holding LLC	Delaware
TV&C GP Holding, LLC	Nevada
Vulsub Holdings A, LLC	Delaware
Emerson Automation Solutions Final Control (Taiwan) Ltd.	Taiwan
Emerson Automation Solutions Final Control (Thailand) Ltd.	Thailand
Vulsub VZ, C.A.	Venezuela
Vulsub Holdings B, LLC	Delaware
Emerson Automation Solutions Final Control Hong Kong Limited	Hong Kong
Emerson Automation Solutions Final Control (Beijing) Co., Ltd.	China
Keystone Valve (Korea) LLC	Korea
Vulsub Holdings D, LLC	Delaware
Vulsub Property Holding, LLC	Delaware
Emerson Climate Technologies, Inc.	Delaware
Copeland Access +, Inc.	Delaware
Copeland Corporation LLC	Delaware
Copeland de Mexico, S.A. de C.V.	Mexico
Emerson Climate Technologies (India) Private Limited	India
Copeland Redevelopment Corporation	Missouri
Emerson Climate Technologies Retail Solutions, Inc.	Delaware
Emerson Climate Services, LLC	Delaware
Scroll Compressors LLC	Delaware
Scroll Mexico LLC	Delaware
Emerson Electric (U.S.) Holding Corporation	Delaware
Automatic Switch Company	Delaware
ASC Investments, Inc.	Delaware
Vertiv Holdings, LLC	Delaware
Asco AB	Sweden
ASCO Japan Co., Ltd.	Japan
ASCO, L.P.	Delaware
Emerson (Taiwan) Limited	Taiwan
Ascomatica S.A. de C.V.	Mexico
Ascomation Pty. Ltd.	Australia
Ascomation (NZ) Ltd.	New Zealand
ASCO Numatics (India) Private Limited	India
Aventics India Private Limited	India
Ascotech, S.A. de C.V.	Mexico
Ascoval Industria e Commercio Ltda	Brazil
Aventics AB	Sweden
Aventics ApS	Denmark
Aventics AS	Norway
Aventics Oy	Finland
Emerson Fluid Control & Pneumatics, S. de R.L. de C.V.	Mexico
Branson Ultrasonics Corporation	Delaware
Branson Korea Co., Ltd.	Korea
Branson Ultrasonidos S.A.E.	Spain
Branson Ultrasons SAS	France
Emerson Climate Technologies GmbH	Germany
Emerson Climate Technologies Limited	United Kingdom
Emerson Climate Technologies Refrigeration S.A.	Belgium
Emerson Climate Technologies S.A.	Spain
Emerson Climate Technologies Sarl	France
Emerson Climate Technologies S.R.L.	Italy

Gustav Klauke GmbH	Germany
Klauke Iberia, S.L.	Spain
Emerson Dietzenbach GmbH	Germany
Emerson Electric Overseas Finance Corp.	Delaware
Emerson Process Management Verwaltung GmbH	Germany
Emerson Process Management GmbH & Co. OHG	Germany
Aventics Services Germany Gmb	Germany
Aventics GmbH	Germany
Aventics AG	Switzerland
Aventics GmbH	Austria
epro GmbH	Germany
Flow Control Holding GmbH & Co. KG	Germany
Flow Control Holding Verwaltungs GmbH	Germany
RPP Europe GmbH	Germany
Sempell GmbH	Germany
Emerson Automation Solutions Final Control Germany GmbH	Germany
Mecafrance (Deutschland) GmbH	Germany
SABO-Armaturen Service GmbH	Germany
Emerson Retail Services Europe GmbH	Germany
Emerson Technologies Verwaltungs GmbH	Germany
Emerson Technologies GmbH & Co. OHG	Germany
Emersub LXXXVI, Inc.	Delaware
Ridge Tool GmbH	Germany
Ridge Tool GmbH & Co. OHG	Germany
Rosemount Inc.	Minnesota
Dieterich Standard, Inc.	Delaware
Emerson Asia Pacific Private Limited	Singapore
Aventics Singapore Pte. Ltd.	Singapore
Emerson Automation Solutions Final Control Singapore Pte. Ltd.	Singapore
Emerson Automation Solutions Final Control Malaysia Sdn Bhd	Malaysia
Emerson Automation Solutions Final Control (Sichuan) Co., Ltd.	China
Emerson Automation Solutions Final Control (Shanghai) Co., Ltd.	China
PT Emerson Solutions Indonesia	Indonesia
Safety Systems UK Pte. Ltd.	Singapore
Sakhi-Raimondi Valve (India) Limited	India
Emerson Process Management Chennai Private Limited	India
Emerson Process Management Manufacturing (M) Sdn Bhd	Malaysia
Emerson Process Management Valve Automation (M) Sdn Bhd	Malaysia
Spectronix Ltd.	Israel
Greenex Ltd.	Israel
Spectrex, Inc.	Connecticut
Emerson Automation Solutions AS	Norway
Emerson Industrial Automation USA Inc.	Delaware
Fincor Holding, LLC	Delaware
Emerson Korea Limited	Korea
Aventics Ltd.	Korea
Emerson Process Management AB	Sweden
Emerson Process Management A/S (Denmark)	Denmark
Roxar Flow Measurement Sdn Bhd	Malaysia
Emerson Process Management Oy	Finland
Emerson Process Management, S.L.	Spain
Emersub LXXXIV, Inc.	Delaware
Keystone Germany Holdings Corp.	Delaware
Chemat GmbH Armaturen fur Industrie - und Nuklearanlage	Germany
Emerson Automation Solutions Final Control de Mexico, S.A. de C.V.	Mexico
Emerson Process Management, S.A. de C.V.	Mexico
EMR Europe Holdings Inc.	Delaware
EMR Holdings (France) SAS	France
ASCO SAS	France
Asco Numatics GmbH	Germany
Emerson Automation Fluid Control & Pneumatics Iberia, S.A.	Spain
Joucomatic S.A.	Belgium

Aventics Holding S.A.S.	France
Aventics S.A.S	France
Emerson Process Management SAS	France
Emerson Process Management, Lda	Portugal
Francel SAS	France
Generale de Robinetterie Industrielle et de Sytemes de Surete	France
Klauke France SARL	France
Ridgid France SAS	France
Micro Motion, Inc.	Colorado
P I Components Corp.	Texas
Rosemount China Inc.	Minnesota
Rosemount Limited	Hong Kong
Rosemount Nuclear Instruments, Inc.	Delaware
Rosemount Specialty Products LLC	Delaware
Emersub 15 LLC	Delaware
Ridge Tool Company	Ohio
Greenlee Tools, Inc.	Delaware
Emerson Professional Tools, LLC	Delaware
Ridge Tool (Australia) Pty. Ltd.	Australia
Ridge Tool Manufacturing Company	Delaware
Ridge Tool Pattern Company	Delaware
RIDGID, Inc.	Delaware
Ridgid Italia S.R.L.	Italy
Ridgid Online, Inc.	Ohio
Ridgid Werkzeuge AG	Switzerland
Therm-O-Disc, Incorporated	Ohio
Componentes Avanzados de Mexico S.A. de C.V.	Mexico
Controles de Temperatura S.A. de C.V.	Mexico
E.G.P. Corporation	Delaware
Emerald Advanced Technology Limited	United Kingdom
MaxEUR LLC	Delaware
Emerson Arabia, Inc.	Delaware
Emerson Climate Technologies Arabia Limited Co.	Saudi Arabia
Emerson Process Management Arabia Limited	Saudi Arabia
Emersub 4 LLC	Delaware
Emerson Climate Technologies Mexico, S.A. de C.V.	Mexico
Emerson Electric (Asia) Limited	Hong Kong
Emerson Electric (South Asia) Pte. Ltd.	Singapore
Emerson (Philippines) Corporation	Philippines
Emerson Electric II, C.A.	Venezuela
Soluciones 0925, C.A.	Venezuela
Emerson Electric International, Inc.	Delaware
Emerson Electric Ireland Limited	Bermuda
Emersub Treasury Ireland Unlimited Company	Ireland
Emerson Electric (Mauritius) Ltd	Mauritius
Emerson Electric Company (India) Private Limited	India
Westinghouse Electric Pvt. Limited	Mauritius
Emerson Process Management Power & Water Solutions India Private Limited	India
Emerson Finance LLC	Delaware
Emerson Middle East, Inc.	Delaware
Rosemount Tank Gauging Middle East SPC	Bahrain
Emerson Ventures Inc.	Delaware
Emersub 3 LLC	Delaware
Emersub 14 LLC	Delaware
Vilter Manufacturing LLC	Wisconsin
Emersub 16 LLC	Delaware
Emersub 18 LLC	Delaware
Emersub CII, Inc.	Delaware
Emersub XLVI, Inc.	Nevada
Copesub, Inc.	Delaware
Alliance Compressors LLC	Delaware
Emersub Italia S.R.L.	Italy

International Gas Distribution SA	Luxembourg
EMR Foundation, Inc.	Missouri
EMR Holdings, Inc.	Delaware
Branson de Mexico, S.A. de C.V.	Mexico
Chloride Koexa S.A.	Argentina
Copeland Compresores Hermeticos, S.A. de C.V.	Mexico
Dar Ibtikar Al Iraq for General Services and General Trade LLC	Iraq
Emerson Argentina S.A.	Argentina
Emerson Automation Solutions GmbH	Switzerland
Emerson Automation Solutions Isolation Valves, Inc.	Delaware
Emerson Climate Technologies Australia Pty. Ltd.	Australia
Emerson Dominicana, Srl	Dominican Republic
Emerson Electric (U.S.) Holding Corporation (Chile) Limitada	Chile
Emerson Electric CR, Limitada	Costa Rica
Emerson Electric de Mexico S.A. de C.V.	Mexico
Emerson Electric Korea Ltd.	Korea
Emerson Electric (M) Sdn Bhd	Malaysia
Emerson Process Management Magyarorszag Kft.	Hungary
Emerson Process Management NV	Belgium
AE Valves	Belgium
Emerson Puerto Rico, Inc.	Puerto Rico
Emerson (Thailand) Limited	Thailand
Emersub 5 LLC	Delaware
Emersub Mexico, Inc.	Nevada
Copeland Scroll Compresores de Mexico S.A. de C.V.	Mexico
Daniel Measurement and Control, S. de R.L. de C.V.	Mexico
Emerson Tool and Appliance Company, S. de R.L. de C.V.	Mexico
Emerson Tool Company de Mexico, S. de R.L. de C.V.	Mexico
Emersub 1 LLC	Delaware
EMR Worldwide Inc.	Delaware
Emerson DHC B.V.	Netherlands
Emerson Commercial & Residential Asia Limited	Hong Kong
Emerson Electric do Brasil Ltda	Brazil
System Plast Ltda	Brazil
Emerson Electric (Thailand) Limited	Thailand
Emerson Process Management Ltda	Brazil
Emerson Scroll Machining (Thailand) Limited	Thailand
Emersub 7 LLC	Delaware
Emersub 8 LLC	Delaware
Emersub 9 LLC	Delaware
Emersub 10 LLC	Delaware
Emersub 11 LLC	Delaware
Emersub 12 LLC	Delaware
EMR (Mauritius) Ltd	Mauritius
Emerson Electric Canada Limited	Canada
I Solutions Inc.	Alberta
iSolutions Private Limited	India
Emerson USD Finance Company Limited	United Kingdom
EMR Worldwide B.V. in liquidatie	Netherlands
Rutherfurd Acquisitions Limited	United Kingdom
Branson Ultrasonics a.s.	Slovakia
Emerson Automation Solutions Final Control Africa (Pty) Ltd	South Africa
Vulsub South Africa (Pty) Ltd	South Africa
Emerson Automation Solutions Final Control South Africa (Pty) Ltd	South Africa
Emerson Climate Technologies (South Africa) (Pty) Ltd	South Africa
Emerson Comres de Mexico, S. de R.L. de C.V.	Mexico
Emerson International Holding Company Limited	United Kingdom
Branson Ultrasonic Sarl	Switzerland
Digital Appliance Controls (UK) Limited	United Kingdom
Emerson Holding Company Limited	United Kingdom
Copeland Limited	United Kingdom
Emerson Automation Fluid Control & Pneumatics UK Limited	United Kingdom

Aventics Limited	United Kingdom
Emerson Climate Technologies Retail Solutions UK Limited	United Kingdom
Emerson Electric U.K. Limited	United Kingdom
Artesyn Hungary Elektronikai Kft.	Hungary
Bray Lectroheat Limited	United Kingdom
Buehler Europe Limited	United Kingdom
Bannerscientific Limited	United Kingdom
Buehler UK Limited	United Kingdom
Metallurgical Services Laboratories Limited	United Kingdom
Metaserv Limited	United Kingdom
Emerson Egypt LLC	Egypt
Emerson FZE	UAE
Emerson Climate Technologies FZE	UAE
Emerson Gabon SARL	Gabon
Emerson Process Management Angola Lda	Angola
EMRSN Process Management Morocco Sarl	Morocco
Emerson Saudi Arabia LLC	Saudi Arabia
ENPDOR2012A Limited	United Kingdom
H.T.E. Engineering Limited	United Kingdom
Liebert Swindon Limited	United Kingdom
Emerson Energy Systems (UK) Limited	United Kingdom
Emerson Process Management Limited	United Kingdom
Emerson Automation Solutions Actuation Technologies Limited	United Kingdom
Emerson Automation Solutions Ireland Limited	Ireland
Emerson Process Management Distribution Limited	United Kingdom
Emerson Process Management Shared Services Limited	United Kingdom
K Controls Limited	United Kingdom
METCO Services Limited	United Kingdom
Permasense Limited	United Kingdom
Permasense Asia Pacific Sdn Bhd	Malaysia
Roxar Limited	United Kingdom
TopWorx UK Limited	United Kingdom
Emerson UK Trustees Limited	United Kingdom
Mobrey Group Limited	United Kingdom
Rosemount Measurement Limited	United Kingdom
Cascade Technologies Holdings Limited	Scotland
Cascade Technologies Limited	Scotland
Pactrol Controls Limited	United Kingdom
Emerson Automation Solutions UK Limited	United Kingdom
Emerson Electric Holdings (Switzerland) GmbH	Switzerland
ALCO CONTROLS, spol. s.r.o.	Czech Republic
Asco Controls B.V.	Netherlands
Asco Joucomatic ZA B.V.	Netherlands
Aventics B.V.	Netherlands
Emerson Automation FCP Kft	Hungary
Emerson Automation Fluid Control & Pneumatics Czech Republic s.r.o.	Czech Republic
Emerson Automation Fluid Control & Pneumatics Poland Sp. z o.o.	Poland
Emerson Process Management AG	Switzerland
Emerson Electric Poland Sp. z o.o.	Poland
Emerson LLC	Azerbaijan
Emerson LLP	Kazakhstan
Emerson Process Management del Peru, S.A.C.	Peru
Emerson Process Management Kft.	Hungary
Emerson Process Management Romania S.R.L.	Romania
Emerson Process Management Sp. z o.o.	Poland
Emerson Process Management UAB	Lithuania
Emerson Process Management Ticaret Limited Sirket	Turkey
Emerson Process Management, s.r.o.	Czech Republic
Emerson Process Management, s.r.o.	Slovakia
Emerson TOV	Ukraine
Emerson Process Management Co., Ltd.	China
EMR Emerson Holdings (Switzerland) GmbH	Switzerland

Emerson Climate Technologies - Transportation Solutions ApS	Denmark
Emerson Process Management Qatar W.L.L.	Qatar
EMR (Asia) Limited	Hong Kong
Emerson Electric (China) Holdings Co., Ltd.	China
ASCO Valve (Shanghai) Co., Ltd.	China
Aventics Pneumatics Equipment (Changzhou) Co., Ltd.	China
Aventics Pneumatics Trading (Shanghai) Co., Ltd.	China
Beijing Rosemount Far East Instrument Co., Ltd.	China
Branson Ultrasonics (Shanghai) Co., Ltd.	China
Emerson Beijing Instrument Co. Ltd.	China
Emerson Climate Technologies (Shenyang) Refrigeration Co., Ltd.	China
Emerson Climate Technologies - Solutions (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Trading Co., Ltd.	China
Emerson Electric (Tongling) Co., Ltd.	China
Emerson Electric (Zhuhai) Co., Ltd.	China
Emerson InSinkErator Appliance (Nanjing) Co., Ltd.	China
Emerson Machinery Equipment (Shenzhen) Co., Ltd.	China
Emerson Process Management Flow Technologies Co., Ltd.	China
Emerson Process Management Power & Water Solutions (Shanghai) Co., Ltd.	China
Emerson Process Management (Tianjin) Valves Co., Ltd.	China
Emerson Process Management Valve Automation (Tianjin) Co., Ltd.	China
Emerson Professional Tools (Shanghai) Co., Ltd.	China
Emerson Trading (Shanghai) Co., Ltd.	China
Emerson Xi'an Engineering Center	China
Fisher Jeon Gas Equipment (Chengdu) Co., Ltd.	China
Fisher Regulators (Shanghai) Co., Ltd.	China
Parex Industries Limited	New Zealand
Rosemount Tank Radar AB	Sweden
Emerson Process Management Marine Solutions Singapore Pte. Ltd.	Singapore
Rosemount Tank Radar Properties AB	Sweden
Virgo Valves & Controls (ME) FZE	UAE
Virgo Valves and Controls Sdn Bhd	Malaysia
Emerson Electric Nederland B.V.	Netherlands
Aegir Norge Holding AS	Norway
Roxar AS	Norway
Roxar Flow Measurement AS	Norway
Emerson Process Management Nigeria Limited	Nigeria
Roxar Maximum Reservoir Performance W.L.L.	Bahrain
Roxar de Venezuela C.A.	Venezuela
Roxar Saudi Co.	Saudi Arabia
Roxar Services AS	Norway
Roxar Services OOO	Russia
Roxar Technologies AS	Norway
Roxar Software Solutions AS	Norway
Roxar Vietnam Company Ltd.	Vietnam
A.P.M. Automation Solutions Ltd.	Israel
Damcos Holding A/S	Denmark
Damcos A/S	Denmark
Emerson Process Management Marine Solutions Korea Co., Ltd.	Korea
Emerson Process Management Marine Systems (Shanghai) Co., Ltd.	China
Emerson Automation Solutions Final Control Netherlands B.V.	Netherlands
Emerson Electric Company Lanka (Private) Limited	Sri Lanka
Emerson LLC	Russia
Emerson Network Power DHC B.V.	Netherlands
Beckman Industrial B.V.	Netherlands
Branson Ultrasonics B.V.	Netherlands
El-O-Matic B.V.	Netherlands
El-O-Matic Valve Actuators (F.E.) Pte. Ltd.	Singapore
Emerson Process Management (South Africa) (Proprietary) Ltd.	South Africa
EMRSN HLDG B.V.	Netherlands
Emerson Process Management Flow B.V.	Netherlands

Emerson Process Management B.V.	Netherlands
Fusite B.V.	Netherlands
System Plast International B.V.	Netherlands
Therm-O-Disc Europe B.V.	Netherlands
Emerson S.R.L.	Romania
EMERSON CLIMATE TECHNOLOGIES, s.r.o.	Czech Republic
Emerson Process Management (Vietnam) Co., Ltd.	Vietnam
Emerson Process Management Europe GmbH	Switzerland
Emerson Sice S.r.l.	Italy
Branson Ultrasuoni S.R.L.	Italy
Dixell S.R.L.	Italy
Emerson Automation Fluid Control & Pneumatics Italy S.R.L.	Italy
Emerson Climate Technologies Retail Solutions Europe S.R.L.	Italy
Emerson Process Management S.R.L.	Italy
Progea S.r.l.	Italy
Progea Deutschland GmbH	Germany
Progea International, S.A.	Switzerland
Progea North America, Corp.	Wisconsin
Progea Technik S.r.l.	Italy
Vulsub Italia S.r.l.	Italy
Biffi Italia S.r.l.	Italy
Emerson Automation Solutions Final Control Italia S.r.l.	Italy
HTE Engineering Services Limited	Ireland
Klauke Handelsgesellschaft mbH	Austria
Klauke Polska Sp. z.o.o.	Poland
Klauke Slovakia s.r.o.	Slovakia
Klauke UK Ltd.	United Kingdom
Paradigm B.V.	Netherlands
AGI Mexicana S.A. de C.V.	Mexico
Paradigm France S.A.	France
Paradigm Geophysical B.V.	Netherlands
Paradigm Geophysical de Venezuela C.A.	Venezuela
Paradigm Geophysical do Brasil Ltda.	Brazil
Paradigm Geophysical Italy SRL	Italy
Paradigm Geophysical (Nigeria) Limited	Nigeria
Paradigm Geophysical S.A.	Argentina
Paradigm Geophysical Sdn. Bhd.	Malaysia
Paradigm Geophysical (KL) Sdn. Bhd.	Malaysia
Paradigm Geophysical Spain S.L.	Spain
Paradigm Geotechnology (Egypt) S.A.E.	Egypt
Paradigm Kazakhstan LLP	Kazakhstan
Paradigm Middle East FZ-LLC	United Arab Emirates
Roxar Paradigm, E&P Software Services LL	Russia
Paradigm Geophysical (India) Private Limited	India
Paradigm Geophysical Limited	Israel
Paradigm Geoservices Canada Ltd.	Canada
Paradigm Technology (Beijing) Co., Ltd.	China
Paradigm (UK) Holding Limited	United Kingdom
Paradigm Geophysical Pty Ltd	Australia
PT. Paradigm Geophysical Indonesia	Indonesia
Paradigm Geophysical (U.K.) Limited	United Kingdom
Verdant Environmental Technologies Inc.	Canada
Emerson Mexico Finance, S.A. de C.V., SOFOM, ENR	Mexico
Emerson Process Management de Colombia SAS	Colombia
Emerson Process Management d.o.o.	Croatia
Emerson Process Management (India) Private Limited	India
Shanghai Virgo Valves Technology Consulting Co., Ltd.	China
Emerson Process Management S.A.S	Greece
Emerson Valves & Controls Japan Co., Ltd.	Japan
Taiwan Valve Co., Ltd.	Taiwan
Vulsub Brasil Holding	Luxembourg
Vulsub Brasil Ltda.	Brazil

Westlock Equipamentos de Controle Ltda.	Brazil
Hiter Industria e Comercia de Controles Termo-Hidraulicos Ltda.	Brazil
Vulsub Holding III (Denmark) ApS	Denmark
Emerson Automation Solutions Final Control Denmark A/S	Denmark
Vulsub Holding Ltd	Isle of Man
Emerson Automation Solutions SSC UK Limited	United Kingdom
Emerson Automation Solutions Final Control UK II Ltd	United Kingdom
Emerson Automation Solutions Final Control UK Ltd	United Kingdom
Emerson Sales UK Limited	United Kingdom
Keystone Valve (U.K.) Limited	United Kingdom
Vulsub 1 Limited	United Kingdom
Vulsub Property Limited	United Kingdom
Westlock Controls Limited	United Kingdom
Vulsub Middle East Holdings, LLC	Delaware
Emerson Automation Solutions Final Control Middle East FZE	United Arab Emirates
Vulsub Gulf H olding Limited	United Arab Emirates
Emirates Techno Casting FZE	United Arab Emirates
ETC International Holdings, Ltd.	British Virgin Islands
Emirates Techno Casting Holding Limited	United Arab Emirates
Emirates Techno Casting LLC	United Arab Emirates
Gulf Valve FZE	United Arab Emirates
JCF Fluid Flow India Private Limited	India
Vulsub S.A.	Argentina
F-R Tecnologias de Flujo, S.A. de C.V.	Mexico
PT. Emerson Indonesia	Indonesia
RAC Technologies (Israel) Ltd.	Israel
Rey-Lam, S. de R.L. de C.V.	Mexico
Termotec de Chihuahua, S.A. de C.V.	Mexico
Tranmet Holdings Limited	United Kingdom
Tranmet Holdings B.V.	Netherlands
Industrial Group Metran JSC	Russia
JSC Metran-Export	Russia
Vulsub Chile SpA	Chile
ENPESNA, Inc.	Delaware
EPMCO Holdings, Inc.	Delaware
Emerson Process Management Regulator Technologies, Inc.	Delaware
Fromex, S.A. de C.V.	Mexico
Fisher Controls International LLC	Delaware
Emerson Process Management Australia Pty Limited	Australia
Emerson Automation Solutions Final Control Australia Pty Limited	Australia
Emerson Automation Solutions Final Control Sales Australia Pty Limited	Australia
Emerson Process Management New Zealand Limited	New Zealand
Fisher Controles de Mexico, S.A. de C.V.	Mexico
Instrument & Valve Services Company	Delaware
Nippon Fisher Co., Ltd.	Japan
Fisher-Rosemount Systems, Inc.	Delaware
Emerson Process Management Holding LLC	Delaware
Emerson Process Management LLLP	Delaware
Emerson Process Management Power & Water Solutions, Inc.	Delaware
EPM Tulsa Holdings Corp.	Delaware
Emerson Process Management Regulator Technologies Tulsa, LLC	Oklahoma
Fiberconn Assemblies Morocco Sarl	Morocco
Fusite Corporation	Ohio
Emerson Japan, Ltd.	Japan
Fusite Land Company	Delaware
General Equipment and Manufacturing Company, Inc.	Kentucky
GeoFields, Inc.	Georgia`
Hiross India Private Limited	India
Humboldt Hermetic Motor Corp.	Delaware
Woodstock Land Company LLC	Missouri
Intelligent Platforms, LLC	Delaware
Emerson Automation Solutions Intelligent Platforms Asia Pacific Pte. Ltd.	Singapore

Emerson Automation Solutions Intelligent Platforms Private Limited	India
Emerson Automation Solutions Intelligent Platforms (Shanghai) Co., Ltd.	China
ICC Intelligent Platforms GmbH	Germany
Industrial Controls Canada ULC	Nova Scotia
Intrinsic Safety Equipment of Texas, Inc.	Texas
Locus Solutions, LLC	Wisconsin
Management Resources Group, Inc.	Connecticut
Motores Hermeticos del Sur, S.A. de C.V.	Mexico
PakSense, Inc.	Delaware
Paradigm Geophysical Corp.	Delaware
Emerson Paradigm Holding LLC	Delaware
ProTeam, Inc.	Idaho
Ridge Tool Europe NV	Belgium
Emerson Professional Tools AG	Switzerland
Ridgid Scandinavia A/S	Denmark
Rosemount Tank Gauging North America Inc.	Texas
System Plast USA de Mexico, S. de R.L. de C.V.	Mexico
Termocontroles de Juarez, S.A. de C.V.	Mexico
Tescom Corporation	Minnesota
Tescom Europe Management GmbH	Germany
Tescom Europe GmbH & Co. KG	Germany
Thunderline Z, Inc.	Delaware